UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Pyrophyte Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2025

Pyrophyte Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40957	N/A
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3262 Westheimer Road Suite 706 Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

(281) 701-4234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2025, Pyrophyte Acquisition Corp., a Cayman Islands exempted company (the “Company”), entered into an amendment “Amendment No. 3”) to the previously announced business combination agreement, dated November 13, 2023, by and among the Company, Sio Silica Corporation, an Alberta corporation (“Sio”), Snowbank NewCo Alberta ULC, an Alberta unlimited liability corporation and a wholly-owned subsidiary of the Company (“Pyrophyte Newco”), and Sio Silica Incorporated, an Alberta corporation (“Sio Newco”) (the “Sio Business Combination Agreement”), with Sio, Pyrophyte Newco and Sio Newco, pursuant to which the parties agreed to extend the outside date from April 30, 2025 to December 31, 2025.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by the provisions of Amendment No. 3, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “Extension Proxy Statement”) to be used at in connection with an extraordinary general meeting of its shareholders to approve, among other things, an extension of time in which the Company must complete an initial business combination (the “Extension”). The Company urges investors, shareholders and other interested persons to read the definitive proxy statement dated April 15, 2025 relating to the Extension (the “Extension Proxy Statement”), as well as other documents filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”), because these documents contain important information about the Company and the Extension. The Extension Proxy Statement was mailed to shareholders of the Company as of a record date of April 7, 2025, on or about April 15, 2025. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: 3262 Westheimer Road, Suite 706, Houston, Texas 77098, Attention: Sten Gustafson, Chief Financial Officer.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposals described therein. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This communication includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, to which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating the Company’s shareholder approval of the Extension, the Company’s inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors,” the Extension Proxy Statement under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Amendment No. 3 to Business Combination Agreement, dated April 11, 2025.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP.

Date: April 17, 2025	By:	/s/ Sten Gustafson
		Name:	Sten Gustafson
		Title:	Chief Financial Officer

Exhibit 2.1

THIRD AMENDMENT TO

BUSINESS COMBINATON AGREEMENT

This Third Amendment to the Business Combination Agreement (this “Amendment”) is made as of this 11th day of April 2025, by and among Pyrophyte Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Sio Silica Corporation, an Alberta corporation (the “Company”), Snowbank NewCo Alberta ULC, an Alberta unlimited liability corporation (“NewCo”), and Sio Silica Incorporated, an Alberta corporation (“Sio NewCo” and, together with SPAC, the Company, and NewCo, collectively, the “Parties”). Capitalized terms used but not otherwise defined herein have the meanings set forth in the BCA (as defined below).

WITNESSETH:

WHEREAS, the Parties entered into that certain Business Combination Agreement, dated November 13, 2023 (the “BCA”), that provides for, among other things, an arrangement under section 193 of the Business Corporation Act (Alberta) pursuant to which, by means of the Arrangement, Sio NewCo and SPAC will amalgamate (the “SPAC Amalgamation”) at the SPAC Amalgamation Effective Time, with Sio NewCo continuing as the surviving company after the SPAC Amalgamation, followed by an amalgamation of the Company and NewCo (the “Company Amalgamation”) at the Company Amalgamation Effective Time, with the Company continuing as the surviving company after the Company Amalgamation.

WHEREAS, clause (b) of Section 8.01 of the BCA provides that either the Company or SPAC may terminate the BCA if the Company Amalgamation Effective Time shall not have occurred prior to the Outside Date;

WHEREAS, the Parties entered into the First Amendment (the “First Amendment”) to the BCA on the 12th of November, 2024 to extend the Outside Date to December 31, 2024; and

WHEREAS, the Parties entered into the Second Amendment (the “Second Amendment”) to the BCA on the 31st of December, 2024 to extend the Outside Date to April 30, 2025; and

WHEREAS, the Parties wish to further amend the BCA to further extend the Outside Date; and

WHEREAS, Section 8.04 of the BCA provides that the BCA may be amended by an instrument in writing signed by each of the Parties at any time prior to the Company Amalgamation Effective Time.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, being all of the parties to the BCA, hereby agree as follows:

1.	Amendment to the BCA. Effective as of the date of this Amendment:

a.	Section 8.01(b) of the BCA is amended and restated in its entirety as provided below:

“(b) by either SPAC or the Company if the Company Amalgamation Effective Time shall not have occurred prior to December 31, 2025 (the “Outside Date”); provided, however, that this Agreement may not be terminated under this Section 8.01(b) by or on behalf of any Party that either directly or indirectly through its Affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article VII on or prior to the Outside Date.”

2. No Other Amendments. Except as specifically deemed amended as set forth herein, the BCA shall remain in full force and effect in accordance with its terms. The amendments provided in this Amendment shall be applicable solely with respect to those matters expressly provided herein and no other amendments, waivers or consents may be construed or implied. The BCA, the First Amendment, the Second Amendment, this Amendment, and the Ancillary Agreements constitute the entire agreement among the Parties, and merge and supersede, except as set forth in Section 6.03(b) of the BCA, all prior and contemporaneous agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof.

3. Counterparts. This BCA may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

4. Miscellaneous. The provisions of Section 8.04 (Amendment), Section 8.05 (Waiver), Section 9.01 (Notices), Section 9.03 (Severability), Section 9.04 (Assignment), Section 9.06 (Governing Law), Section 9.07 (Waiver of Jury Trial), Section 9.10 (Specific Performance) and Section 9.11 (Non-Recourse) of the BCA shall apply to this Amendment mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

PYROPHYTE ACQUISITION CORP.

By:	/s/ Sten L Gustafson
Name:	Sten L Gustafson
Title:	Chief Executive Officer

SIO SILICA CORPORATION

By:	/s/ Feisal Somji
Name:	Feisal Somji
Title:	President and CEO

SNOWBANK NEWCO ALBERTA ULC

By:	/s/ Sten L. Gustafson
Name:	Sten L. Gustafson
Title:	Director

SIO SILICA INCORPORATED

By:	/s/ Feisal Somji
Name:	Feisal Somji
Title:	President and CEO

[Signature Page to First Amendment to Business Combination Agreement]

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